Interest expense and other financial income & expense - Other financial income & expense (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Analysis of income and expense [abstract]
Interest income	$ 74	$ 84	$ 45
Other financial expense	(12)	(12)	(11)
Monetary (loss)/gain from hyperinflation accounting	(2)	1	(13)
Currency result, net	(38)	(30)	(39)
Total other financial income & expense	$ 22	$ 43	$ (18)